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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 2001

                        SECURITY FINANCIAL BANCORP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-27951                 35-2085053
-------------------                 -------                 ----------
(State or other)              (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



9321 Wicker Avenue, St. John, Indiana                 46373
-------------------------------------                 -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (219) 365-4344
                                                     --------------





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ITEM 5.  OTHER EVENTS.
         ------------

      The Company's 2001 Annual Meeting of Stockholders (the "2001 Meeting") has been scheduled for October 23, 2001. The Company issued a press release announcing this meeting date on July 13, 2001 (the "Press Release"), 102 days prior to the meeting. Under the Company's bylaws, notice of an intent to conduct business or nominate directors must be received by the Company not less than ninety days prior to the date of the annual meeting, provided that in the event that less than one hundred days notice or disclosure of the date of the meeting is given or made to stockholders, notice to be timely must be received not later than the close of business on the tenth day following the date on which disclosure of the meeting date is made.

      On July 30, 2001, the Company received a notice from Vincent Cainkar, a stockholder of the Company, purporting to nominate directors for election at the 2001 meeting. The Company advised Mr. Cainkar that his nominations were untimely, as they were received by the Company less than ninety days prior to the date set for the 2001 meeting.

      On August 22, 2001, PL Capital LLC and certain persons affiliated with it (including two of the Company's present directors) filed a lawsuit in the Court of Chancery of the State of Delaware against the Company and its remaining directors styled PL Capital LLC et al. V. Bonaventura, et al., Civil Action No.
                 --------------------------------------------
19068 (the "Action"). The Action alleges that the Press Release was not reported by any news service and that the date of the 2001 Meeting was not otherwise disclosed to the Company's stockholders, and that the time for stockholders to provide notices of business or nominations for the 2001 Meeting has not yet run. The Action seeks (i) a declaration that proper notice of the 2001 Meeting has not been given and that the directors of the Company (other than the plaintiffs) have breached their fiduciary duties, and (ii) attorneys fees. The Company intends to defend the Action vigorously. While the outcome of the Action cannot be predicted with certainty, the Company believes that sufficient notice of the 2001 Meeting was given such that Mr. Cainkar's purported notice of intent to nominate directors was untimely.

      The Company issued a press release relating to the complaint on August 27, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1    Press Release dated August 27, 2001.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SECURITY FINANCIAL BANCORP, INC.




Date: August 27, 2001               By:  /s/ John P. Hyland
                                         ---------------------------------------
                                         John P. Hyland
                                         President and Chief Executive Officer